Exhibit 10.38

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT

This First Amendment (this “First Amendment”), effective as of the 13 day of August, 2015 (“Amendment Effective Date”), is made by and between MSD International GmbH (“Merck”) and Syndax Pharmaceuticals, Inc. (“Syndax”).

WHEREAS, Merck and Syndax entered into a Clinical Trial Collaboration and Supply Agreement (for non-small cell cancer study with expansion cohorts in non-small cell lung cancer and melanoma) effective as of March 27, 2015 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement on the terms and conditions set forth in this First Amendment to, among other things, (a) provide that Merck will supply to Syndax the Merck Compound for Syndax to evaluate the Merck Compound in Syndax’s internal clinical ***, and (b) revise the Data Sharing and Sample Testing Schedule.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Certain Definitions. Unless otherwise defined herein, capitalized terms used in this First Amendment have the meanings assigned to them in the Agreement.

2.	Amendment to the Agreement.

a.	The following definitions are hereby added to the Agreement:

“Amendment Effective Date” means August 13, 2015.

“***” means the pre-clinical studies to be conducted by Syndax as described in Appendix C.

b.	The definition of Clinical Data in Section 1.9 of the Agreement is hereby deleted in its entirety and replaced with the following language:

“1.9 “Clinical Data” means all data (including raw data) and results generated under the Study and the ***; excluding, however, Sample Testing Results.”

c.	A new Section 3.12 is hereby added to the Agreement as follows:

“3.12 Following the Amendment Effective Date, Merck, or an Affiliate of Merck, will provide to Syndax, at *** to Syndax, the quantities of Merck Compound set forth in Appendix C for the sole purpose of conducting the *** (such compound, the “***”). The *** provided to Syndax pursuant to this Section 3.12 shall not to be used in humans. The *** provided pursuant to this Section 3.12 shall not be used for any purpose other than the ***. Any unused *** or any derivatives analogs, modifications or components thereof shall be returned to Merck or otherwise disposed of in accordance with instructions from Merck promptly upon completion of the *** or upon termination of the Agreement as set forth in Article 6.”

d.	A new Appendix C is hereby added to the Agreement, which Appendix C is attached to this First Amendment as Schedule 1.

e.	The Data Sharing and Sample Testing Schedule is deleted in its entirety and replaced with the Data Sharing and Sample Testing Schedule attached to this First Amendment as Schedule 2.

3.	General. Except as specifically modified or amended by this First Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect. All references in the Agreement to “Agreement” shall refer to the Agreement as modified by this First Amendment. No provision of this First Amendment may be modified or amended except expressly in a writing signed by both Parties nor shall any terms be waived except expressly in a writing signed by the Party charged therewith. This First Amendment may be executed in two or more counterparts (facsimile and electronic transmission included), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. After facsimile or electronic transmission, the Parties agree to execute and exchange documents with original signatures.

[signature page follows]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their duly authorized officers or representatives as of the Amendment Effective Date.

MSD International GmbH

By:	***
Name:	***
Title:	***

Syndax Pharmaceuticals, Inc.

By:	/s/ John Pallies
Name:	John Pallies
Title:	Chief Financial Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1 to First Amendment

Appendix C

***

*** testing in ***

***

*** INDICATES 1 PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 2 to First Amendment

Schedule I

DATA SHARING AND SAMPLE TESTING SCHEDULE

***

5

*** INDICATES 2 PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.